Supplement dated September 22, 2011 to the Prospectus listed below

Fund	Prospectus Material Number	Effective Date

Columbia Flexible Capital Income Fund (Class A, C, I, R, W)	S-6609-99 A (7/11)	July 28, 2011

The first paragraph under the caption “Fees and Expenses of the Fund” in the Summary of the Fund is hereby revised and replaced as follows:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares of the Fund if you and members of your immediate family (that share the same mailing address) agree to invest in the future at least $50,000 in any of the Columbia and Columbia Acorn funds. More information about these and other discounts is available from your financial intermediary and under “Reductions/Waivers of Sales Charges — Front-End Sales Charge Reductions” on page S.10 of this prospectus and on page 44 in the Fund’s Statement of Additional Information (SAI).

The section “Buying and Selling Shares” in the Summary of the Fund is hereby revised and replaced as follows:

BUYING AND SELLING SHARES

Individual
	Nonqualified	retirement
	accounts	accounts
	(all classes	(all classes
	except I, R	except I, R	Class I &
Minimum Initial Investment	and W)	and W)	Class R	Class W

For investors other than systematic investment plans	$2,000	$1,000	None	$500
Systematic investment plans	$100	$100	None	$500

S-6609-1 A (9/11)